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                                                                   EXHIBIT (b)


 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
               PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with this report on Form N-CSR for U.S. Global Investors Funds (the Registrant) for the period ended June 30, 2007, as furnished to the Securities and Exchange Commission (the "Report"), the undersigned officers of the Registrant hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of each such officer's knowledge and belief:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



By:      /s/ Frank E. Holmes
         -------------------
         Frank E. Holmes
         President, Chief Executive Officer

Date:    September 7, 2007




By:      /s/ Catherine A. Rademacher
         ---------------------------
         Catherine A. Rademacher
         Treasurer

Date:    September 7, 2007